Asset Quality	12 Months Ended
Dec. 31, 2019
Asset Quality [Abstract]
Asset Quality	ASSET QUALITY
We closely monitor economic conditions and loan performance trends to manage and evaluate our exposure to credit risk. Trends in delinquency rates may be a key indicator, among other considerations, of credit risk within the loan portfolios. The measurement of delinquency status is based on the contractual terms of each loan. Loans that are 30 days or more past due in terms of payment are considered delinquent.

Nonperforming assets include nonperforming loans and leases, other real estate owned (OREO) and foreclosed assets. Nonperforming loans are those loans accounted for at amortized cost whose credit quality has deteriorated to the extent that full collection of contractual principal and interest is not probable. Interest income is not recognized on these loans. Loans accounted for under the fair value option are reported as performing loans. However, when nonaccrual criteria is met, interest income is not recognized on these loans. Additionally, certain government insured or guaranteed loans for which we expect to collect substantially all principal and interest are not reported as nonperforming loans and continue to accrue interest. Purchased impaired loans are excluded from nonperforming loans as we are currently accreting interest income over the expected life of the loans.

See Note 1 Accounting Policies for additional information on our loan related policies.
The following tables display the delinquency status of our loans and our nonperforming assets at December 31, 2019 and 2018, respectively.

Table 39: Analysis of Loan Portfolio (a)

	Accruing
Dollars in millions	Current or Less Than 30 Days Past Due	30-59 Days Past Due	60-89 Days Past Due	90 Days Or More Past Due	Total Past Due (b)		Nonperforming Loans	Fair Value Option Nonaccrual Loans (c)	Purchased Impaired Loans	Total Loans (d)
December 31, 2019
Commercial Lending
Commercial	$124,695	$102	$30	$85	$217		$425			$125,337
Commercial real estate	28,061	4	1		5		44			28,110
Equipment lease financing	7,069	49	5		54		32			7,155
Total commercial lending	159,825	155	36	85	276		501			160,602
Consumer Lending
Home equity	23,791	58	24		82		669		$543	25,085
Residential real estate	19,640	140	69	315	524	(b)	315	$166	1,176	21,821
Automobile	16,376	178	47	18	243		135			16,754
Credit card	7,133	60	37	67	164		11			7,308
Education	3,156	55	34	91	180	(b)				3,336
Other consumer	4,898	15	11	9	35		4			4,937
Total consumer lending	74,994	506	222	500	1,228		1,134	166	1,719	79,241
Total	$234,819	$661	$258	$585	$1,504		$1,635	$166	$1,719	$239,843
Percentage of total loans	97.90%	.28%	.11%	.24%	.63%		.68%	.07%	.72%	100.00%
December 31, 2018
Commercial Lending
Commercial	$116,300	$82	$54	$52	$188		$346			$116,834
Commercial real estate	28,056	6	3		9		75			28,140
Equipment lease financing	7,229	56	12		68		11			7,308
Total commercial lending	151,585	144	69	52	265		432			152,282
Consumer Lending
Home equity	24,556	66	25		91		797		$679	26,123
Residential real estate	16,216	135	73	363	571	(b)	350	$182	1,338	18,657
Automobile	14,165	113	29	12	154		100			14,419
Credit card	6,222	46	29	53	128		7			6,357
Education	3,571	69	41	141	251	(b)				3,822
Other consumer	4,552	12	5	8	25		8			4,585
Total consumer lending	69,282	441	202	577	1,220		1,262	182	2,017	73,963
Total	$220,867	$585	$271	$629	$1,485		$1,694	$182	$2,017	$226,245
Percentage of total loans	97.62%	.26%	.12%	.28%	.66%		.75%	.08%	.89%	100.00%

(a)	Amounts in table represent recorded investment and exclude loans held for sale. Recorded investment does not include any associated valuation allowance.

(b)
Past due loan amounts exclude purchased impaired loans, even if contractually past due (or if we do not expect to receive payment in full based on the original contractual terms), as we are currently accreting interest income over the expected life of the loans. Past due loan amounts include government insured or guaranteed Residential real estate loans totaling $.4 billion and $.5 billion at December 31, 2019 and 2018, respectively, and Education loans totaling $.2 billion at both December 31, 2019 and 2018.

(c)
Consumer loans accounted for under the fair value option for which we do not expect to collect substantially all principal and interest are subject to nonaccrual accounting and classification upon meeting any of our nonaccrual policies. Given that these loans are not accounted for at amortized cost, these loans have been excluded from the nonperforming loan population.

(d)
Net of unearned income, unamortized deferred fees and costs on originated loans, and premiums or discounts on purchased loans totaling $1.1 billion and $1.2 billion December 31, 2019 and 2018, respectively.

In the normal course of business, we originate or purchase loan products with contractual characteristics that, when concentrated, may increase our exposure as a holder of those loan products. Possible product features that may create a concentration of credit risk would include a high original or updated loan-to-value (LTV) ratio, terms that may expose the borrower to future increases in repayments above increases in market interest rates, and interest-only loans, among others.
We originate interest-only loans to commercial borrowers. Such credit arrangements are usually designed to match borrower cash flow expectations (e.g., working capital lines, revolvers). These products are standard in the financial services industry and product features are considered during the underwriting process to mitigate the increased risk that the interest-only feature may result in borrowers not being able to make interest and principal payments when due. We do not believe that these product features create a concentration of credit risk.
At December 31, 2019, we pledged $16.9 billion of commercial loans to the Federal Reserve Bank and $68.0 billion of residential real estate and other loans to the Federal Home Loan Bank as collateral for the ability to borrow, if necessary. The comparable amounts at December 31, 2018 were $17.3 billion and $63.2 billion, respectively. Amounts pledged reflect the unpaid principal balances.
Table 40: Nonperforming Assets

Dollars in millions	December 31 2019	December 31 2018
Nonperforming loans
Total commercial lending	$501	$432
Total consumer lending (a)	1,134	1,262
Total nonperforming loans	1,635	1,694
OREO and foreclosed assets	117	114
Total nonperforming assets	$1,752	$1,808
Nonperforming loans to total loans	.68%	.75%
Nonperforming assets to total loans, OREO and foreclosed assets	.73%	.80%
Nonperforming assets to total assets	.43%	.47%
Interest on nonperforming loans (b)
Computed on original terms	$124	$123
Recognized prior to nonperforming status	$17	$17

(a)	Excludes most unsecured consumer loans and lines of credit, which are charged off after 120 to 180 days past due and are not placed on nonperforming status.

(b)	Amounts are for the year ended.

Nonperforming loans also include certain loans whose terms have been restructured in a manner that grants a concession to a borrower experiencing financial difficulties. In accordance with applicable accounting guidance, these loans are considered TDRs. See Note 1 Accounting Policies and the TDR section of this Note 4 for additional information on TDRs.

Total nonperforming loans in Table 40 include TDRs of $.9 billion at both December 31, 2019 and 2018. TDRs that are performing, including consumer credit card TDR loans, totaled $.8 billion and $1.0 billion at December 31, 2019 and 2018, respectively, and are excluded from nonperforming loans.

Additional Asset Quality Indicators

We have two portfolio segments – Commercial Lending and Consumer Lending. Each of these segments comprises multiple loan classes. Classes are characterized by similarities in initial measurement, risk attributes and the manner in which we monitor and assess credit risk. The Commercial Lending segment is composed of the commercial, commercial real estate and equipment lease financing loan classes. The Consumer Lending segment is composed of the home equity, residential real estate, automobile, credit card, education and other consumer loan classes.

Commercial Lending Loan Classes

Commercial Loan Class
For commercial loans, we monitor the performance of the borrower in a disciplined and regular manner based upon the level of credit risk inherent in the loan. To evaluate the level of credit risk, we assign internal risk ratings reflecting our estimates of the borrower’s PD and LGD for each related credit facility. This two-dimensional credit risk rating methodology provides granularity in the risk monitoring process on an ongoing basis. These ratings are reviewed and updated, generally at least once per year. Additionally, no less frequently than on an annual basis, we review PD rates related to each rating grade based upon internal historical data. These rates are updated as needed and augmented by market data as deemed necessary. For small balance homogeneous pools of commercial loans, mortgages and leases, we apply statistical modeling to assist in determining the PD within these pools. Further, on a periodic basis, we update our LGD estimation methodology based upon historical data. The combination of the PD and LGD ratings assigned to commercial loans, capturing both the combination of expectations of default and loss severity in event of default, reflects the relative estimated likelihood of loss at the reporting date. In general, loans with better PD and LGD tend to have a lower likelihood of loss compared to loans with worse PD and LGD. The loss amount also considers an estimate of EAD, which we also periodically update based upon historical data.
Based upon the amount of the lending arrangement and our risk rating assessment, we follow a formal schedule of written periodic review. Quarterly, we conduct formal reviews of a market’s or business unit’s loan portfolio, focusing on those loans which we perceive to be of higher risk, based upon PDs and LGDs, or loans for which credit quality is weakening. If circumstances warrant, it is our practice to review any customer obligation and its level of credit risk more frequently. We attempt to proactively manage our loans by using various procedures that are customized to the risk of a given loan, including ongoing outreach, contact, and assessment of obligor financial conditions, collateral inspection and appraisal.
Commercial Real Estate Loan Class
We manage credit risk associated with our commercial real estate loan class similar to commercial loans by analyzing PD and LGD. Additionally, risks associated with commercial real estate activities tend to be correlated to the loan structure and collateral location, project progress and business environment. As a result, these attributes are also monitored and utilized in assessing credit risk.
As with the commercial class, a formal schedule of periodic review is also performed to assess market/geographic risk and business unit/industry risk. Often as a result of these overviews, increased scrutiny can be placed on areas of higher risk, including adverse changes in risk ratings, deteriorating operating trends, and/or areas that concern management. These reviews are designed to assess risk and take actions to mitigate our exposure to such risks.
Equipment Lease Financing Loan Class
We manage credit risk associated with our equipment lease financing loan class similar to commercial loans by analyzing PD and LGD.

Based upon the dollar amount of the lease and the level of credit risk, we follow a formal schedule of periodic review. Generally, this occurs quarterly, although we have established practices to review such credit risk more frequently if circumstances warrant. Our review process entails analysis of the following factors: equipment value/residual value, exposure levels, jurisdiction risk, industry risk and guarantor requirements as applicable.
Table 41: Commercial Lending Asset Quality Indicators (a)

In millions	Pass Rated	Criticized	Total Loans
December 31, 2019
Commercial	$119,761	$5,576	$125,337
Commercial real estate	27,424	686	28,110
Equipment lease financing	6,891	264	7,155
Total commercial lending	$154,076	$6,526	$160,602
December 31, 2018
Commercial	$111,276	$5,558	$116,834
Commercial real estate	27,682	458	28,140
Equipment lease financing	7,180	128	7,308
Total commercial lending	$146,138	$6,144	$152,282

(a)
Loans are classified as Pass Rated and Criticized based on the regulatory classification definitions. The Criticized classification includes loans that were rated special mention, substandard or doubtful as of December 31, 2019 and 2018. We use PD and LGD to rate loans in the commercial lending portfolio.

Consumer Lending Loan Classes

Home Equity and Residential Real Estate Loan Classes
We use several credit quality indicators, including delinquency information, nonperforming loan information, updated credit scores, and originated and updated LTV ratios to monitor and manage credit risk within the home equity and residential real estate loan classes. A summary of asset quality indicators follows:

Delinquency/Delinquency Rates: We monitor trending of delinquency/delinquency rates for home equity and residential real estate loans. See Table 39 for additional information.

Nonperforming Loans: We monitor trending of nonperforming loans for home equity and residential real estate loans. See Table 39 for additional information.

Credit Scores: We use a national third-party provider to update FICO credit scores for home equity loans and lines of credit and residential real estate loans at least quarterly. The updated scores are incorporated into a series of credit management reports, which are utilized to monitor the risk in the loan classes.

LTV (inclusive of combined loan-to-value (CLTV) for first and subordinate lien positions): At least annually, we update the property values of real estate collateral and calculate an updated LTV ratio. For open-end credit lines secured by real estate in regions experiencing significant declines in property values, more frequent valuations may occur. We examine LTV migration and stratify LTV into categories to monitor the risk in the loan classes.

We use a combination of original LTV and updated LTV for internal risk management and reporting purposes (e.g., line management, loss mitigation strategies). In addition to the fact that estimated property values by their nature are estimates, given certain data limitations it is important to note that updated LTVs may be based upon management’s assumptions (e.g., if an updated LTV is not provided by the third-party service provider, house price index (HPI) changes will be incorporated in arriving at management’s estimate of updated LTV).

Updated LTV is estimated using modeled property values. The related estimates and inputs are based upon an approach that uses a combination of third-party automated valuation models, broker price opinions, HPI indices, property location, internal and external balance information, origination data and management assumptions. We generally utilize origination lien balances provided by a third-party, where applicable, which do not include an amortization assumption when calculating updated LTV. Accordingly, the results of the calculations do not represent actual appraised loan level collateral or updated LTV based upon lien balances held by others, and as such, are necessarily imprecise and subject to change as we refine our methodology.
The following table presents certain asset quality indicators for the home equity and residential real estate loan classes.
Table 42: Asset Quality Indicators for Home Equity and Residential Real Estate Loans

	December 31, 2019		December 31, 2018
	Home equity	Residential real estate	Home equity	Residential real estate
In millions
Current estimated LTV ratios
Greater than or equal to 125%	$366	$112	$461	$116
Greater than or equal to 100% to less than 125%	877	221	1,020	255
Greater than or equal to 90% to less than 100%	1,047	340	1,174	335
Less than 90%	22,068	19,305	22,644	15,922
No LTV ratio available	184	83	145	6
Government insured or guaranteed loans		584		685
Purchased impaired loans	543	1,176	679	1,338
Total loans	$25,085	$21,821	$26,123	$18,657
Updated FICO Scores
Greater than 660	$22,245	$19,341	$22,996	$15,956
Less than or equal to 660	2,019	569	2,210	585
No FICO score available	278	151	238	93
Government insured or guaranteed loans		584		685
Purchased impaired loans	543	1,176	679	1,338
Total loans	$25,085	$21,821	$26,123	$18,657

Automobile, Credit Card, Education and Other Consumer Loan Classes
We monitor a variety of asset quality information in the management of these consumer loan classes. For all loan types, we generally use a combination of internal loan parameters as well as an updated FICO score. We use FICO scores as a primary asset quality indicator for automobile and credit card loans, as well as non-government guaranteed or non-insured education loans and other secured and unsecured lines and loans. Internal credit metrics, such as delinquency status, are relied upon heavily as asset quality indicators for government guaranteed or insured education loans and consumer loans to high net worth individuals, as internal credit metrics tend to be more relevant than FICO scores for these types of loans.

Along with the monitoring of delinquency trends and losses for each class, FICO credit score updates are obtained at least quarterly along with a variety of credit bureau attributes. Loans with high FICO scores tend to have a lower likelihood of loss. Conversely, loans with low FICO scores tend to have a higher likelihood of loss.
Table 43: Asset Quality Indicators for Automobile, Credit Card, Education and Other Consumer Loans

Dollars in millions	Automobile	Credit Card	Education	Other Consumer
December 31, 2019
FICO score greater than 719	$9,232	$3,867	$1,139	$1,421
650 to 719	4,577	2,326	197	843
620 to 649	1,001	419	25	132
Less than 620	1,603	544	27	143
No FICO score available or required (a)	341	152	15	27
Total loans using FICO credit metric	16,754	7,308	1,403	2,566
Consumer loans using other internal credit metrics			1,933	2,371
Total loans	$16,754	$7,308	$3,336	$4,937
Weighted-average updated FICO score (b)	726	724	773	727
December 31, 2018
FICO score greater than 719	$7,740	$3,809	$1,240	$1,280
650 to 719	4,365	1,759	194	641
620 to 649	1,007	280	26	106
Less than 620	1,027	332	24	105
No FICO score available or required (a)	280	177	57	25
Total loans using FICO credit metric	14,419	6,357	1,541	2,157
Consumer loans using other internal credit metrics			2,281	2,428
Total loans	$14,419	$6,357	$3,822	$4,585
Weighted-average updated FICO score (b)	726	733	774	732

(a)
Loans with no FICO score available or required generally refers to new accounts issued to borrowers with limited credit history, accounts for which we cannot obtain an updated FICO score (e.g., recent profile changes), cards issued with a business name and/or cards secured by collateral. Management proactively assesses the risk and size of this loan category and, when necessary, takes actions to mitigate the credit risk.

(b)	Weighted-average updated FICO score excludes accounts with no FICO score available or required.

Troubled Debt Restructurings (TDRs)
A TDR is a loan whose terms have been restructured in a manner that grants a concession to a borrower experiencing financial difficulty. TDRs result from our loss mitigation activities, and include rate reductions, principal forgiveness, postponement/reduction of scheduled amortization, and extensions, which are intended to minimize economic loss and to avoid foreclosure or repossession of collateral. Additionally, TDRs also result from borrowers that have been discharged from personal liability through Chapter 7 bankruptcy and have not formally reaffirmed their loan obligations to us. In those situations where principal is forgiven, the amount of such principal forgiveness is immediately charged off.

Some TDRs may not ultimately result in the full collection of principal and interest, as restructured, and result in potential incremental losses. These potential incremental losses have been factored into our overall ALLL estimate. The level of any subsequent defaults will likely be affected by future economic conditions. Once a loan becomes a TDR, it will continue to be reported as a TDR until it is ultimately repaid in full, the collateral is foreclosed upon, or it is fully charged off. We held specific reserves in the ALLL of $.1 billion and $.2 billion at December 31, 2019 and 2018, respectively, for the total TDR portfolio.

Table 44 quantifies the number of loans that were classified as TDRs as well as the change in the loans’ recorded investment as a result of becoming a TDR during 2019, 2018 and 2017. Additionally, the table provides information about the types of TDR concessions. The Principal Forgiveness TDR category includes principal forgiveness and accrued interest forgiveness. The Rate Reduction TDR category includes reduced interest rate and interest deferral. The Other TDR category primarily includes consumer borrowers that have been discharged from personal liability through Chapter 7 bankruptcy and have not formally reaffirmed their loan obligations to us, as well as postponement/reduction of scheduled amortization and contractual extensions for both consumer and commercial borrowers.

In some cases, there have been multiple concessions granted on one loan. This is most common within the commercial loan portfolio. When there have been multiple concessions granted in the commercial loan portfolio, the principal forgiveness concession was prioritized for purposes of determining the inclusion in Table 44. Second in priority would be rate reduction. In the event that multiple concessions are granted on a consumer loan, concessions resulting from discharge from personal liability through Chapter 7 bankruptcy without formal affirmation of the loan obligations to us would be prioritized and included in the Other type of concession in Table 44. After that, consumer loan concessions would follow the previously discussed priority of concessions for the commercial loan portfolio.
Table 44: Financial Impact and TDRs by Concession Type (a)

	Number of Loans	Pre-TDR Recorded Investment (b)	Post-TDR Recorded Investment (c)
During the year ended December 31, 2019 Dollars in millions			Principal Forgiveness	Rate Reduction	Other	Total
Total commercial lending	75	$278		$11	$241	$252
Total consumer lending	14,548	172		97	64	161
Total TDRs	14,623	$450		$108	$305	$413
During the year ended December 31, 2018 Dollars in millions
Total commercial lending	85	$272	$2	$67	$179	$248
Total consumer lending	12,096	163	1	86	63	150
Total TDRs	12,181	$435	$3	$153	$242	$398
During the year ended December 31, 2017 Dollars in millions
Total commercial lending	120	$293	$18	$7	$227	$252
Total consumer lending	11,993	248		146	97	243
Total TDRs	12,113	$541	$18	$153	$324	$495

(a)	Impact of partial charge-offs at TDR date are included in this table.

(b)	Represents the recorded investment of the loans as of the quarter end prior to TDR designation, and excludes immaterial amounts of accrued interest receivable.

(c)	Represents the recorded investment of the TDRs as of the end of the quarter in which the TDR occurs, and excludes immaterial amounts of accrued interest receivable.
After a loan is determined to be a TDR, we continue to track its performance under its most recent restructured terms. We consider a TDR to have subsequently defaulted when it becomes 60 days past due after the most recent date the loan was restructured. The recorded investment of loans that were both (i) classified as TDRs or were subsequently modified during each 12-month period preceding January 1, 2019, 2018 and 2017, and (ii) subsequently defaulted during the 12-month period following each of January 1, 2019, 2018 and 2017, totaled $.1 billion for all periods presented.

Impaired Loans

Impaired loans include commercial and consumer nonperforming loans and TDRs, regardless of nonperforming status. TDRs that were previously recorded at amortized cost and are now classified and accounted for as held for sale are also included. Excluded from impaired loans are nonperforming leases, loans accounted for as held for sale other than the TDRs described in the preceding sentence, loans accounted for under the fair value option, smaller balance homogeneous type loans and purchased impaired loans. We did not recognize any interest income on impaired loans that have not returned to performing status, while they were impaired during 2019 and 2018. Table 45 provides further detail on impaired loans individually evaluated for impairment and the associated ALLL. Certain commercial and consumer impaired loans do not have a related ALLL as the valuation of these impaired loans exceeded the recorded investment.
Table 45: Impaired Loans

In millions	Unpaid Principal Balance	Recorded Investment	Associated Allowance	Average Recorded Investment (a)
December 31, 2019
Impaired loans with an associated allowance
Total commercial lending	$527	$386	$98	$371
Total consumer lending	702	668	93	753
Total impaired loans with an associated allowance	1,229	1,054	191	1,124
Impaired loans without an associated allowance
Total commercial lending	228	195		276
Total consumer lending	1,022	635		623
Total impaired loans without an associated allowance	1,250	830		899
Total impaired loans	$2,479	$1,884	$191	$2,023
December 31, 2018
Impaired loans with an associated allowance
Total commercial lending	$440	$315	$73	$349
Total consumer lending	863	817	136	904
Total impaired loans with an associated allowance	1,303	1,132	209	1,253
Impaired loans without an associated allowance
Total commercial lending	413	326		294
Total consumer lending	1,042	625		645
Total impaired loans without an associated allowance	1,455	951		939
Total impaired loans	$2,758	$2,083	$209	$2,192
(a)
Average recorded investment is for the years ended December 31, 2019 and 2018.